EXHIBIT 10.4

                               THIRD AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            CARRAMERICA REALTY, L.P.


              THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CARRAMERICA REALTY, L.P. (this "Third Amendment"), dated December 31, 1997, is entered into by CarrAmerica Realty GP Holdings, Inc., a Delaware corporation, as general partner (the "General Partner") of CarrAmerica Realty, L.P. (the "Partnership"), for itself and on behalf of the limited partners of the Partnership, and the additional limited partners shown below.

              WHEREAS, pursuant to the authority granted to the General Partner pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the General Partner desires to amend the Partnership Agreement to amend and restate Exhibit A thereto to reflect various transfers involving holders of Class D Units and to reflect various issuances of Class B Units to the General Partner and CarrAmerica Realty LP Holdings, Inc.; and

              WHEREAS, certain transferees of Class D Units desire to become parties to the Partnership Agreement.

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends Exhibit A to the Partnership Agreement by replacing such Exhibit A with the Exhibit A attached to this Third Amendment. Each limited partner executing this Third Amendment below hereby agrees to become a party to the Partnership Agreement, as such agreement is in effect on the date hereof and as such agreement may be amended from time to time in accordance with the provisions thereof, and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

              All capitalized terms used in this Third Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.



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              IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                                 CARRAMERICA REALTY GP HOLDINGS, INC.,
                                 as General Partner of CarrAmerica Realty, L.P. and on behalf of existing Limited Partners


                                 By:     /s/ Brain K. Fields
                                         ----------------------------------
                                 Name:   Brian K. Fields
                                         ----------------------------------
                                 Title:  Chief Financial Officer, Treasurer
                                         and Vice President
                                         ----------------------------------


                                 /s/ Gary S. Carr
                                 -----------------------------------
                                 Gary S. Carr, Trustee of the CARR FAMILY
                                 TRUST u/d/t dated June 20, 1985

                                 /s/ Jack D. McCormick
                                 -----------------------------------
                                 Jack D. McCormick, Trustee of the McCORMICK
                                 FAMILY TRUST u/d/t dated January 20, 1982

                                 /s/ Robert D. Lambert
                                 -----------------------------------
                                 Robert D. Lambert, Trustee of the LAMBERT
                                 FAMILY TRUST u/d/t dated September 3, 1980
                                 and

                                 /s/ Patricia M. Lambert
                                 -----------------------------------
                                 Patricia M. Lambert, Trustee of the LAMBERT
                                 FAMILY TRUST u/d/t dated September 3, 1980

                                 /s/ Raymond S. Lambert
                                 -----------------------------------
                                 Raymond S. Lambert, Trustee of the LAMBERT
                                 FAMILY TRUST u/d/t dated November 14, 1980
                                 and

                                 /s/ Rose M. Lambert
                                 -----------------------------------
                                 Rose M. Lambert, Trustee of the LAMBERT
                                 FAMILY TRUST u/d/t dated November 14, 1980

                                 /s/ Patricia S. Carr
                                 -----------------------------------
                                 Patricia S. Carr, Trustee of the PATRICIA S.
                                 CARR LIVING TRUST u/d/t dated May 19, 1993

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